UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2016

OGL HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-55387	47-3165342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

OGL HOLDINGS LTD.

Shan Shui Commercial Building

24 Floor, Xuyi County, Jiangsu Province

Huai River Town 57, China

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 0517-886-55757

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Accountant

On July 29, 2016 OGL Holdings Ltd. (the “Company”) dismissed Anton & Chia LLP (“A&C”) as the Company’s independent registered public accounting firm. The decision to change registered public accounting firms was approved by the Company’s Board of Directors. The audit reports by A&C on the financial statements of the Company as of and for the years ended December 31, 2015 and December 31, 2014, did not contain an adverse opinion or disclaimer of opinion, and was not modified or qualified as to uncertainty, audit scope or accounting principles, except as follows:

A&C’s report on the financial statements of the Company as of and for the years ended December 31, 2015 and 2014 contained a separate paragraph stating that ”The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no principal operations or significant revenue producing activities, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters is also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Company’s two most recent fiscal years ended December 31, 2015 and through the subsequent interim period through July 29, 2016, there were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K) between the Company and A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of A&C, would have caused A&C to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such fiscal years.

The Company provided A&C with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that A&C furnish a letter addressed to the SEC stating whether or not A&C agrees with the statements noted above. A copy of the responsive letter, dated August 15, 2016, from A&C, is attached hereto as Exhibit 16.1.

(b)	Engagement of New Accountant

The Company has engaged KCCW, Certified Public Accountants (“KCCW”) as its registered public accounting firm, effective August 12, 2016. The decision to appoint KCCW as the new registered public accounting firm was approved by the Company’s Board of Directors.

During the Company’s two most recent fiscal years and through July 29, 2016, neither the Company nor anyone on its behalf consulted with KCCW with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from A&C to the Securities and Exchange Commission, dated August 15, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2016	OGL HOLDINGS LTD.

	By:	/s/ Tiam Chunzhi
Name: Tiam Chunzhi Title: Chief Executive Officer

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